UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

Checkpoint Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38128	47-2568632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Independence Way

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(781) 652-4500

(Registrant’s telephone number, including area code)

95 Sawyer Road, Suite 110

Waltham, Massachusetts 02453

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CKPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of March 9, 2025 (as subsequently amended on April 14, 2025, the “Merger Agreement”), among Checkpoint Therapeutics, Inc., a Delaware corporation (the “Company”), Sun Pharmaceutical Industries, Inc., a Delaware corporation (“Sun Pharma” or “Parent”), and Snoopy Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement. On May 30, 2025, Merger Sub merged with and into the Company (the “Merger”) pursuant to the Merger Agreement, with the Company continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, the Company entered into a Support Agreement, dated as of March 9, 2025 (the “Support Agreement”), with Parent and Fortress Biotech, Inc. (“Fortress”). Pursuant to the Support Agreement, immediately prior to the closing on May 30, 2025, each of (i) the Amended and Restated Founders Agreement, dated as of July 11, 2016 (as amended, the “Founders Agreement”), between Fortress and the Company and (ii) the Management Services Agreement, dated as of March 17, 2015 (the “Management Services Agreement”), between Fortress and the Company terminated automatically. In addition, on May 30, 2025, the Board Advisory Services Agreement, dated as of January 1, 2017 (the “Board Advisory Services Agreement”), between the Company and Caribe BioAdvisors, LLC terminated as a result of the departure of Michael S. Weiss from the Company’s board of directors, as described in Item 5.02, below. Descriptions of each of the Founders Agreement, the Management Services Agreement, the Board Advisory Services Agreement and certain relationships between the Company, Fortress and Mr. Weiss are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which descriptions are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock and each share of Class A common stock of the Company (collectively, the “Shares”) (including each Unvested Company Restricted Share (as defined in the Merger Agreement)) outstanding immediately prior to the Effective Time was canceled and ceased to exist and was converted into the right to receive (i) $4.10 in cash, without interest (the “Common Cash Amount”), and (ii) one non-tradable contingent value right (a “CVR”), which represents the right to receive a contingent cash payment of up to $0.70 upon the achievement of a specified milestone, subject to and in accordance with the terms and conditions set forth in the Contingent Value Rights Agreement, dated as of April 23, 2025 (the “CVR Agreement”), between Parent and Equinity Trust Company, LLC, as further described below (the foregoing clauses (i) and (ii), the “Merger Consideration”), in each case subject to applicable withholding taxes.

Each CVR represents the right to receive one of the following contingent cash payments, without interest, subject to any applicable withholding taxes (such applicable payment, the “Milestone Payment”), conditioned upon the achievement of the corresponding conditions within the following specified time periods:

(i)	$0.70, if the Milestone (as defined below) is first achieved on or prior to the date that is 12 months prior to Milestone Deadline Date (as defined below) and the applicable regulatory approval provides for a dosing schedule of once every three weeks,

(ii)	$0.45, if the Milestone is first achieved on or prior to the date that is 12 months prior to the Milestone Deadline Date and the applicable regulatory approval provides for a dosing schedule that is more frequent than once every three weeks,

(iii)	$0.45, if the Milestone is first achieved after the date that is 12 months prior to the Milestone Deadline Date but on or prior to the Milestone Deadline Date, and the applicable regulatory approval provides for a dosing schedule of once every three weeks, or

(iv)	$0.20, if the Milestone is first achieved after the date that is 12 months prior to the Milestone Deadline Date but on or prior to the Milestone Deadline Date, and the applicable regulatory approval provides for a dosing schedule that is more frequent than once every three weeks.

As used in the CVR Agreement, (a) the “Milestone Deadline Date” means the date that is 36 months after the date on which a marketing authorization application or equivalent for cosibelimab receives a positive validation outcome by the European Medicines Agency (the “EMA”) and (b) the “Milestone” means the first to occur of (i) the receipt by Parent, any of its affiliates (including the Company) or any of its or their sublicensees of regulatory approval for UNLOXCYT™ in the European Union (and not in any individual country in Europe) pursuant to the centralized approval procedure (the “Primary Milestone”), or (ii) the receipt by Parent, any of its affiliates (including the Company) or any of its or their sublicensees of regulatory approval for UNLOXCYT™ in any of Germany, France, Italy, Spain or the United Kingdom.

Under the CVR Agreement, Parent will, and will cause its controlled affiliates (including the Company) to, and will require its and its sublicensees to use, certain specified commercially reasonable efforts to (i) file a marketing authorization application for UNLOXCYT™ with the EMA within 12 months of the Closing Date or, to the extent any feedback or communications from, or expectations or requirements of, the EMA (including additional trial requirements) make it impracticable or inadvisable to file such marketing authorization application within such time period, as promptly thereafter as practicable, and (ii) achieve the Primary Milestone as promptly as practicable. Parent’s obligations to use such commercially reasonable efforts commenced upon the Closing Date and continues until the earlier of (a) the Milestone Deadline Date and (b) the achievement of the Milestone. There can be no assurance that the Milestone will be achieved on or before the Milestone Deadline Date, or that any Milestone Payments will be made.

Each option to purchase Shares (each, a “Company Option”) that was outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled and automatically converted, by virtue of the Merger at the Effective Time, into the right to receive (i) an amount in cash equal to the product of (a) the total number of Shares underlying such Company Option, multiplied by (b) the excess, if any, of (1) the Common Cash Amount over (2) the per share exercise price for such Company Option, less any applicable tax withholdings, and (ii) one CVR in respect of each Share underlying such Company Option. Each Company Option with a per share exercise price that is equal to or greater than the Common Cash Amount was canceled at the Effective Time without the payment of consideration therefor.

Each warrant to purchase Shares (each, a “Company Warrant”) that was outstanding immediately prior to the Effective Time and that was validly and timely exercised contingent upon the closing of the Merger will be exchanged for the right to receive, by virtue of the Merger at the Effective Time, (x)(i) an amount in cash equal to the product of (a) the number of Shares underlying such Company Warrant, multiplied by (b) the excess, if any, of (1) the Common Cash Amount over (2) the per share exercise price for such Company Warrant, less any applicable tax withholdings and (ii) one CVR in respect of each Share underlying such Company Warrant (collectively, the “Warrant Consideration”) or (y) with respect to the Specified Warrant (as defined in the letter agreement, dated as of March 9, 2025, with Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Warrant Amendment”)), for each Share underlying the Specified Warrant, a cash amount equal to $3.62, as set forth in the Warrant Amendment. For any Company Warrant that was not exercised as of the Effective Time, the valid and timely exercise of such Company Warrant on a “cashless exercise” basis will entitle the holder thereof to receive the Warrant Consideration (or if exercised on a “cash exercise” basis, the Merger Consideration), in each case with respect to each Share underlying such Company Warrant, or, if any right to sell such Company Warrant is exercised, the applicable sale price in cash under the terms and conditions of such Company Warrant.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 10, 2025, and as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 15, 2025, which are incorporated herein by reference. In addition, the foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the CVR Agreement, a copy of which is filed herewith as Exhibit 99.1.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 30, 2025, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the completion of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Common Stock effective prior to the opening of trading on May 30, 2025, and (B) file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist the Company Common Stock and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on Nasdaq. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act and the termination of registration of the Common Stock under Section 12(g) of the Exchange Act.

Item 3.03	Material Modification of Rights of Security Holders.

The disclosures under the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosures under the Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K are incorporated herein by reference.

As a result of the completion of the Merger, there was a change in control of the Company on May 30, 2025, and the Company became a wholly owned subsidiary of Parent. The aggregate transaction consideration was funded through Parent’s available cash on hand.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as of the Effective Time (i) the Company’s directors and officers ceased their service as directors and officers of the Company, (ii) Abhay Gandhi and Sudhir Valia, the directors of Merger Sub immediately prior to the Effective Time, became directors of the Company, (iii) Abhay Gandhi, the President of Merger Sub immediately prior to the Effective Time, became the President of the Company and (iv) Zvi Albert, the Chief Financial Officer of Merger Sub immediately prior to the Effective Time, became the Chief Financial Officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Amended and Restated Bylaws”).

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of March 9, 2025, by and among Checkpoint Therapeutics, Inc., Sun Pharmaceutical Industries, Inc., and Snoopy Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 10, 2025).

2.2	Amendment to the Agreement and Plan of Merger, dated as of April 14, 2025, by and among Checkpoint Therapeutics, Inc., Sun Pharmaceutical Industries, Inc., and Snoopy Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 15, 2025).

3.1	Amended and Restated Bylaws of Checkpoint Therapeutics, Inc.

99.1#	Contingent Value Rights Agreement, dated as of April 23, 2025, by and among Sun Pharmaceutical Industries, Inc. and Equiniti Trust Company, LLC.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

#	Pursuant to Item 601(b)(2)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission, certain portions of this exhibit have been redacted because the registrant customarily and actually treats such omitted information as private or confidential and because such omitted information is not material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT THERAPEUTICS, INC.

Date: May 30, 2025	By:	/s/ Erik Zwicker
	Name:	Erik Zwicker
	Title:	Secretary